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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): MARCH 7, 2006

                               MBT FINANCIAL CORP.
             (Exact name of registrant as specified in its charter)

          MICHIGAN                      000-30973                 38-3516922
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)

 102 EAST FRONT STREET, MONROE, MICHIGAN                             48161
(Address of principal executive offices)                          (Zip Code)

       Registrant's telephone number, including area code: (734) 241-3431

    _________________________________________________________________________
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On March 7, 2006, MBT Financial Corp. announced the revision of its earnings previously announced for the fourth quarter of 2005 and full year ended December
31, 2005, related to its recognition of a potential impairment of a large loan and its corresponding increase in the amount of its Allowance for Loan and Lease
Losses. MBT Financial Corp. is placing on file as Exhibit 99 a copy of the Company's news release related to the revised statement.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

The following exhibit is furnished herewith:

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
EXHIBIT
 NUMBER   EXHIBIT DESCRIPTION
-------   -------------------
99        News Release dated March 7, 2006 announcing revision of fourth quarter and full year 2005 earnings.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        MBT FINANCIAL CORP.


Date: March 7, 2006                     By: /s/ John L. Skibski
                                            ------------------------------------
                                            John L. Skibski
                                            Executive Vice President and
                                            Chief Financial Officer

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                                  EXHIBIT INDEX

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
EXHIBIT
 NUMBER   EXHIBIT DESCRIPTION
-------   -------------------
99        News Release dated March 7, 2006 announcing revision of fourth quarter and full year 2005 earnings.